SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549


                            FORM 8-K


                         CURRENT REPORT

                Pursuant to Section 13 or 15(d) of
                the Securities Exchange Act of 1934



           Date of Report (Date of earliest event reported):
                         February 2, 1996



                  Osborn Communications Corporation
       (Exact name of registrant as specified in its charter)



                              Delaware
         (State or other jurisdiction of incorporation)



                 	 0-16841			                    06-1142367
          (Commission File Number)	    (IRS Employer Identification No.)



          130 Mason Street, Greenwich, Connecticut 06830
        (Address of principal executive office) (Zip Code)



    Registrant's telephone number including area code: (203) 629-0905




     (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets.

	On February 2, 1996, the Registrant sold substantially all the assets of radio stations WNTQ-FM/WNDR-AM, Syracuse, New York to Pilot Communications L.L.C. for $12.5 million. The net proceeds were used to repay a portion of the Registrant's long-term debt.

Item 5.  Other Events.

	On December 21, 1995, the Registrant entered into an option agreement with Allbritton Communications Company ("Allbritton") for the sale of television station WJSU-TV, Anniston, Alabama. Under the terms of the option agreement, the Registrant received $10 million for an option which gives Allbritton the right to purchase substantially all the assets relating to the operations of the station for $2 million. In addition, the Registrant will receive up to $7 million upon receipt of the necessary approvals to relocate the station's broadcast transmitter to maximize broadcast coverage of the facility.

Item 7.  Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

	Not applicable

(b)	Pro forma financial information.

(1)	Pro Forma Condensed Consolidated Balance Sheet (Unaudited) as of
    September 30, 1995
(2)	Pro Forma Condensed Consolidated Statement of Operations (Unaudited)
    for the year ended December 31, 1994
(3)	Pro Forma Condensed Consolidated Statement of Operations (Unaudited)
    for the nine months ended September 30, 1995
(4)	Notes to Unaudited Pro Forma Financial Statements

(c)	Exhibits.

	The Asset Purchase Agreement between Pilot Communications of Syracuse, Inc.
and Orange Communications, Inc. dated as of September 18, 1995, previously filed as Exhibit (a) to the Registrant's Quarterly Report on Form 10-Q for
the quarter ended September 30, 1995 is incorporated herein by reference.

                             	SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               				OSBORN COMMUNICATIONS CORPORATION
							                                       (Registrant)



Date: February 16, 1996		                	/s/ Thomas S. Douglas
						                                    (Signature)
						                                    Thomas S. Douglas
						                                    Senior Vice President and Treasurer

PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

On February 2, 1996, the Registrant sold substantially all the assets of radio stations WNTQ-FM/WNDR-AM, Syracuse, New York to Pilot Communications L.L.C. for $12.5 million (the "Syracuse Disposition"). The net proceeds were used to repay a portion of the Registrant's long-term debt.

On December 21, 1995, the Registrant entered into an option agreement with Allbritton Communications Company ("Allbritton") for the sale of television station WJSU-TV, Anniston, Alabama (the "Anniston Option"). Under the terms of the option agreement, the Registrant received $10 million for an option which gives Allbritton the right to purchase substantially all the assets relating to the operations of the station for $2 million. In addition, the Registrant will receive up to $7 million upon receipt of the the necessary approvals to relocate the station's broadcast transmitter to maximize broadcast coverage of the facility. The net proceeds were used to repay a portion of the Registrant's long-term debt.

The Heritage Acquisition consists of the purchase from Heritage Broadcast Group, Inc. ("Heritage") in June 1994 of substantially all the assets of radio stations WWNC-AM/WKSF-FM, Asheville, North Carolina; WOLZ-FM, Ft. Myers, Florida; and WFKS-FM, Daytona Beach/Palatka, Florida for $20.0 million plus transaction costs and the purchase from Heritage in August 1994 of substantially all the assets of radio stations WAAX-AM/WQEN-FM, Gadsden, Alabama for $1.75 million plus transaction costs.

The Atlantic City Acquisition consists of the purchase from Radio WAYV, Inc. in March 1994 of substantially all the assets of radio station WAYV-FM, Atlantic City, New Jersey for consideration of approximately $2.5 million.

The CMIF Refinancing consists of the issuance of notes payable totalling $50.0 million to World Subordinated Debt Partners, L.P., an affiliate of Citicorp Mezzanine Investment Fund ("CMIF"). The proceeds were used to fund the Heritage Acquisition, repay the Registrant's existing long-term debt and for general corporate purposes.

The accompanying pro forma condensed consolidated balance sheet at September 30, 1995 assumes that the Syracuse Disposition and Anniston Option were made as of September 30, 1995. The accompanying pro forma condensed consolidated statements of operations for the year ended December 31, 1994 assumes that the Syracuse Disposition, Anniston Option, Atlantic City Acquisition,
Heritage Acquisition and CMIF Refinancing occurred as of January 1, 1994.
The accompanying pro forma condensed consolidated statements of operations for the nine months ended September 30, 1995 assumes that the Syracuse Disposition and Anniston Option were made as of January 1, 1995. The pretax gains resulting from the Syracuse Disposition and Anniston Option are not reflected in the accompanying pro forma condensed consolidated statements of operations.

In management's opinion, the accompanying pro forma financial information is not necessarily indicative of either future results of operations or the results that might have occurred if the foregoing transactions had been consummated on the indicated dates.



                    OSBORN COMMUNICATIONS CORPORATION
               UNAUDITED PRO FORMA CONDENSED BALANCE SHEET

                         September 30, 1995

		                                       Syracuse   	  Pro Forma
	                          Historical	  Disposition	  Adjustments		Pro Forma

ASSETS
Cash and cash equivalents	$2,181,164		                           		$2,181,164
Other current assets	      8,041,672	   (856,267)                			7,185,405
   Total current assets	  10,222,836   	(856,267)	  		              9,366,569
Investment in affiliated
 companies	                 530,640                                			530,640
Property, plant and
 equipment, net	         15,487,820    	(911,104)	             	  	14,576,716
Intangible assets, net	  41,423,105  	(4,327,568)	             	  	37,095,537
Other noncurrent assets	    124,561                             		  		124,561
   Total assets	        $67,788,962 	($6,094,939)             		  $61,694,023


LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities     	$7,015,072                          				  $7,015,072
Long-term debt	          44,500,000	              	(21,000,000)(a) 23,500,000
Deferred income taxes    	2,185,047			                             	2,185,047
Other noncurrent
 liabilities               	280,927			                               	280,927
   Total liabilities	    53,981,046	           -                			32,981,046

Common stock	                52,764	                                			52,764
Additional paid-in
 capital	                39,694,601                            				39,694,601
Accumulated deficit	    (25,939,449)	 (6,094,939)	 21,000,000(a)  (11,034,388)
   Total stockholders'
    equity  	            13,807,916  	(6,094,939)		               	28,712,977
   Total liabilities
    and stockholders'
    equity	             $67,788,962 	($6,094,939)                	$61,694,023










See accompanying Notes to Unaudited Pro Forma Financial Statements

                 OSBORN COMMUNICATIONS CORPORATION
         UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS

               for the year ended December 31, 1994




			                             	                      Atlantic City
		                             Syracuse    	Anniston  	and Heritage	 Pro Forma
	                 Historical 	Disposition	   Option   	Acquisitions	 Adjustments		Pro Forma

Net revenues	    $34,581,651	($3,418,107) (3,863,331)  	$3,576,832			             $30,877,045
Operating
  expenses
  excluding
  depreciation,
  amortization
  and
  corporate
  expenses	       25,505,886	 (2,284,078)	(2,550,281)   	2,708,898    		          	23,380,425
Depreciation
 and amortization	5,285,280	    (321,713)  	(454,552)     	428,000	 	            	 4,937,015
Corporate
 expenses	        2,475,675	     (22,227)         	- 	           -   	       	 	   2,453,448
Operating income 	1,314,810    	(790,089)  	(858,498)	     439,934	 		               106,157

Other income     	2,246,450	       3,707     	(4,585)       	2,747	 	             	2,248,319

Interest expense	 4,385,827           	-          	-            	- 	(555,007)(b) 	 3,830,820

Income (loss)
 before income
 taxes	            (824,567)  	 (786,382)	  (863,083)     	442,681	 	            	(1,476,344)
Provision for
 income taxes	      289,220	           -          	-            	-  	(25,000)(c)   	 264,220

Net income (loss)
 before
 extraordinary
 items         	($1,113,787)  	($786,382) 	($863,083)    	$442,681	 	           	($1,740,564)









See accompanying Notes to Unaudited Pro Forma Financial Statements

OSBORN COMMUNICATIONS CORPORATION
UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS

for the nine months ended September 30, 1995




		                             Syracuse    	Anniston 	 Pro Forma
         	        Historical 	Disposition	   Option   Adjustments		 Pro Forma

Net revenues    	$28,802,257	 ($2,341,721)	(2,626,295)			            $23,834,241
Operating
 expenses
 excluding
 depreciation,
 amortization and
 corporate
 expenses	        21,810,210	  (1,673,855)	(1,890,298)		             	18,246,057
Depreciation and
 amortization     	4,315,622    	(218,000)  	(243,000)	 	  	           3,854,622
Corporate expenses	1,276,051	        (587)         	- 	  	            	1,275,464
Operating income	  1,400,374	    (449,279)	  (492,997)	                		458,098

Other income
 (expense)	        1,975,009        	(100)    	(5,184)	 	             	1,969,725

Interest expense  	4,137,330           	-           - 	(1,660,913)(d) 	2,476,417

Equity in loss of
 affiliated company	  (5,273)          	-		 	       -                    	(5,273)

Income (loss) before
 income taxes      	(767,220)   	(449,379)  	(498,181)	                		(53,867)
Provision for
 income taxes	       298,154	           -          	-     	(25,000)(c)  	273,154

Net income (loss)
 before
 extraordinary
 items          	($1,065,374)  	($449,379)	 ($498,181)               		($327,021)












See accompanying Notes to Unaudited Pro Forma Financial Statements

Notes to Unaudited Pro Forma Financial Data


(a)	Represents repayment of long-term debt with the net proceeds of the
    Syracuse Disposition and Anniston Option.

(b)	Represents the reduction of interest expense resulting from the CMIF
    Refinancing, Heritage Acquisition and Atlantic City Acquisition, net of the repayment of long-term debt with the proceeds from the Syracuse Disposition and Anniston Option.

(c)	Represents reduction of state and local income taxes resulting from the
    Syracuse Disposition.

(d)	Represents reduction of interest expense resulting from the repayment of long-term debt with the net proceeds from the Syracuse Disposition and Anniston Option.